                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 1, 2002



                                 AMEDISYS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                         -------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                 0-24260                                  11-3131700
                 --------                                 ----------
         (Commission File Number)           (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

                           On August 1, 2002 Amedisys, Inc., "the Company"
                  issued a press release attached hereto as Exhibit 99.1 to announce that it has purchased a home care agency in Fort Worth, Texas.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)   Financial Statements of Business Acquired.

                        Not applicable.

                  (b)   Pro Forma Financial Information.

                        Not applicable.

                  (c)   Exhibit
                           No.
                                                                        Page
                           99.1 (i) Press Release dated August 1, 2002  ----
                                    announcing purchase of a home
                                    health care location in Texas....... A-1

                           (i) Filed herewith.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /S/ GREGORY H. BROWNE
   -------------------------------
Gregory H. Browne
Chief Financial Officer

DATE: August 2, 2002
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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
99.1                    Press Release dated August 1, 2002 announcing purchase
                        of a home health care location in Texas